SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) April 19, 1999

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


Pennsylvania                      0-10822                      25-1229323
(State of other jurisdiction   (Commission File Number)       (IRS Employer
 of incorporation)                                         Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)







Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.

          Biocontrol Technology, Inc. announced today, that the premarket approval application (PMA) Shell for modular review of its Diasensor 2000 noninvasive glucose monitor, submitted in late February, has been accepted by the Food and Drug Administration (FDA). With this acceptance and assigned PMA Shell number, Biocontrol can commence submission of the PMA modules, the first of which is currently being compiled.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.

                                   by  /s/   Fred E. Cooper
                                             Fred E. Cooper, CEO

DATED:  April 19, 1999




                                        BICO
                                       BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

Investors                                     Media
Diane McQuaide                                Susan Taylor
1.412.429.0673  phone                         1.412.429.0673 phone
1.412.279.9690  fax                           1.412.279.5041 fax



        BIOCONTROL'S DIASENSOR PMA SHELL ACCEPTED BY FDA

     Pittsburgh, PA - April 19, 1999 - Biocontrol Technology, Inc. (OTCBB:BICO) announced today, that the premarket approval application (PMA) Shell for modular review of its Diasensor 2000 noninvasive glucose monitor, submitted in late February, has been accepted by the Food and Drug Administration (FDA). The Diasensor 2000 is similar to the Diasensor 1000 with enhancements to the operating software.

     With   this  acceptance  and  assigned  PMA  Shell   number,
Biocontrol can commence submission of the PMA modules, the first of which is currently being compiled.

     Biocontrol Technology has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products. Biocontrol has the exclusive rights to the research and development and manufacturing of the Diasensor 2000. Subsidiary Diasensor.com, Inc., also located in Pittsburgh, PA, owns the patent, marketing and distribution rights to the sensor.

WEBSITE:  www.bico.com
INVESTOR RELATIONS NEWSLINE NUMBER:  1.800.357.6204